Exhibit 10.1

THE PROMISSORY NOTE TO WHICH THIS AMENDMENT NO. 1 (THE “AMENDMENT NO.1”) TO PROMISSORY NOTE RELATES (AS AMENDED BY THIS AMENDMENT NO. 1, THE “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

AMENDMENT NO. 1 TO PROMISSORY NOTE

Dated as of December [•], 2022
Principal Amount: Up to $[●]	New York, New York

MedTech Acquisition Corporation, a Delaware corporation (the “Maker”), hereby amends its promissory note, dated as of [●] (the “Original Note”), effective as of the date hereof, to delete and replace Section 1 of the Original Note in its entirety with the following:

1. Principal. The Payee shall be obligated to lend to the Maker amounts up to the Maximum Principal Amount. The principal balance of this Note, as reflected on Schedule A hereto (such Schedule to be updated from time to time by the Maker as amounts are borrowed from the Payee up to the Maximum Principal Amount), shall be repayable on the date on which the Maker consummates a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Initial Business Combination”). No amount shall be due under this Note if such Initial Business Combination is not consummated on or before the 24 month anniversary of the date of the completion of the Maker’s initial public offering (“IPO”) or such extended date as provided in the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time.

All of the other terms of the Original Note remain unchanged and in effect.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the Maker, intending to be legally bound hereby, has caused this Amendment No. 1 to be duly executed by the undersigned as of the day and year first above written.

MEDTECH ACQUISITION CORPORATION

By:
	Name:	Christopher C. Dewey
	Title:	Chief Executive Officer

[Signature Page – Amendment No. 1 to Promissory Note]